Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED

TERM LOAN AGREEMENT

FIRST AMENDMENT (this “Amendment”), dated as of February 28, 2017, among CDW LLC, an Illinois limited liability company (the “Borrower”), each of the other Loan Parties, the Consenting Lenders and the Replacement Lenders (in each case, as defined below) executing this Amendment on the signature pages hereto, and Barclays Bank PLC, in its capacity as Administrative Agent under the Credit Agreement.

WHEREAS, the parties hereto (other than the Replacement Lenders) are party to an Amended and Restated Term Loan Agreement dated as of August 17, 2016 (as otherwise heretofore modified and supplemented and in effect on the date hereof, the “Credit Agreement”);

WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement;

WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as set forth herein;

WHEREAS, each Lender party to the Credit Agreement immediately prior to the effectiveness of this Amendment which is executing a counterpart of this Amendment (each, a “Consenting Lender”) desires to consent to the amendments set forth herein through electing either (a) Option A, as defined below or (b) Option B, as defined below;

WHEREAS, each Lender that does not desire to consent to the amendments set forth herein by electing Option A or Option B (each, a “Non-Consenting Lender”) wishes to cease to be a party to the Credit Agreement as a “Lender” thereunder; and

WHEREAS, each Lender that is either not a party to the Credit Agreement immediately prior to the effectiveness of this Amendment or that is increasing its Term Loans under the Credit Agreement in connection with an assignment from a Non-Consenting Lender, and which is executing a counterpart of this Amendment (each, a “Replacement Lender”) wishes to consent to the amendments set forth herein.

NOW, THEREFORE, the parties hereto agree that the Credit Agreement shall be amended as set forth herein, and the parties hereto otherwise agree as follows:

SECTION 1.    Definitions. Except as otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

SECTION 2.    Amendments. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.01.    General; Replacement Lenders. References in the Loan Documents to “this Agreement” or the “Credit Agreement” or the like (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby. Each Replacement Lender shall be deemed to be a “Lender” under and for all purposes of the Credit Agreement and each reference therein to “Lender” shall be deemed to include such Replacement Lender. This Amendment shall additionally constitute a “Loan Document”.

2.02.     Other Amendments.

(a)    The definition of “Adjusted LIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing “0.75% per annum” in the last sentence therein with “zero”.

(b)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“First Amendment” shall mean that certain First Amendment to this Agreement dated as of February 28, 2017 among the Borrower, each of the other Loan Parties, the Consenting Lenders and the Replacement Lenders (each as defined therein) and the Administrative Agent.

“First Amendment Effective Date” shall mean February 28, 2017.

(c)    The definition of “Applicable Percentage” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Applicable Percentage” shall mean, for any day, (a) with respect to any Eurodollar Term Loan, (i) prior to the First Amendment Effective Date, 2.25% per annum, and (ii) on and after the First Amendment Effective Date, 2.00% per annum, and (b) with respect to any ABR Term Loan, (i) prior to the First Amendment Effective Date, 1.25% per annum, and (ii) on and after the First Amendment Effective Date, 1.00% per annum.

(d)    Paragraph (b) of the definition of “Restricted Payment Applicable Amount” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“(b) an amount (which shall not be less than zero) equal to 50% of Consolidated Net Income for the period from January 1, 2016 to and including the last day of the most recently ended fiscal quarter of the Borrower prior to the Reference Time for which financial statements have been delivered; plus”

(e)    Section 2.12(d) of the Credit Agreement is hereby amended by replacing the two occurrences of “six months after the Closing Date” therein with “twelve months after the First Amendment Effective Date”.

SECTION 3.    Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

SECTION 4.    Conditions Precedent. The amendments to the Credit Agreement contemplated hereby shall become effective as of the date hereof (the “Amendment Effective Date”), upon the satisfaction of the following conditions precedent:

(a)    The Administrative Agent shall have received duly executed and delivered counterparts (or written evidence thereof reasonably satisfactory to the Administrative Agent, which may include electronic transmission of, as applicable, a signed signature page) of this Amendment from (i) each Loan Party, (ii) the Consenting Lenders representing the Required Lenders under the Credit Agreement (as in effect immediately prior to the effectiveness of this Amendment) and (iii) each Replacement Lender.

(b)    At the time of and immediately after the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

(c)    The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(d)    The Administrative Agent shall have received (i) evidence satisfactory to it that the outstanding principal amount of and accrued and unpaid interest on the Term Loans of, and all other amounts owing under or in respect of, the Credit Agreement to any Non-Consenting Lender shall have been (or shall simultaneously be) paid to such Non-Consenting Lender in accordance with Section 2.21(a) of the Credit Agreement and (ii) duly executed (or shall have received such other information as it may require to process) Assignment and Acceptances in accordance with Section 2.21(a) in respect of each Non-Consenting Lender’s Term Loans.

(e)    The Administrative Agent shall have received evidence satisfactory to it that each Consenting Lender electing Option B shall have received (or shall simultaneously receive), in consideration of the assignments set forth in Section 5(b), payment of an amount equal to the outstanding principal amount of and accrued and unpaid interest on its Term Loans so assigned.

(f)    The Administrative Agent shall have received (i) a copy of the articles of organization, including all amendments thereto, of the Borrower, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of the Borrower as of a recent date, from such Secretary of State or similar Governmental Authority and (ii) an Officer’s Certificate of the Secretary or Assistant Secretary of the Borrower dated the Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the limited liability company agreement of the Borrower as in effect on the Amendment Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Governing Board of the Borrower authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the articles of organization of the Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Amendment on behalf of the Borrower and countersigned by another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

(g)    The Administrative Agent shall have received an Officer’s Certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Borrower, certifying compliance with the conditions precedent set forth in paragraphs (b) and (c) of this Section 4.

(h)    The Administrative Agent and the Arrangers shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced at least three Business Days prior to the Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document or as may have been separately agreed by the Borrower with the Arrangers.

SECTION 5.    Consent Options; Assignments; No Breakage.

(a)    As described in the Memorandum for Lenders dated February 9, 2017 posted to Lenders in connection with this Amendment (the “Memorandum”), Consenting Lenders may elect either (a) a consent and cashless roll as described in the Memorandum (“Option A”) or (b) a consent and reassign as described in the Memorandum (the “Option B”). Election of either Option A or Option B shall be made by each Consenting Lender by indicating its election as to all of its Term Loans on the signature page hereto. Any Consenting Lender executing a signature page hereto but not indicating its election will be treated as electing Option A as to all of its Term Loans.

(b)    For the consideration specified in Section 4(e) above, each Consenting Lender electing Option B (each, an “Assignor”) hereby irrevocably sells and assigns to JPMorgan Chase Bank, N.A. (the “Assignee”), and the Assignee hereby irrevocably purchases and assumes from the respective Assignors, subject to and in accordance with the Credit Agreement and the Standard Terms and Conditions for Assignment and Acceptance set forth in the form of Assignment and Acceptance attached as Exhibit A to the Credit Agreement, as of the First Amendment Effective Date (i) all of the respective Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to 100% of all of such outstanding rights and obligations of such Assignor under the Term Loan Facility (including, without limitation, guarantees included in the Term Loan Facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.

(c)    The parties hereto agree that no amount shall be payable under Section 2.16 of the Credit Agreement in connection with the assignments contemplated by this Section 5.

SECTION 6.    Non-Consenting Lenders.

The parties hereto acknowledge that pursuant to Section 2.21(a) of the Credit Agreement, the Borrower may, upon notice to the Administrative Agent and any Non-Consenting Lender, cause such Non-Consenting Lender to assign, at par, 100% of its outstanding Term Loans plus any accrued and unpaid interest on such Term Loans to one or more Replacement Lenders in accordance with the provisions of Section 9.04 of the Credit Agreement, and each Non-Consenting Lender has authorized the Administrative Agent to execute and deliver such documentation on behalf of such Lender as may be required to give effect to such assignment. Subject to the satisfaction of the conditions precedent specified in Section 4 above, but effective as of the Amendment Effective Date, each Non-Consenting Lender shall cease to be, and shall cease to have any of the rights and obligations of, a “Lender” under the Credit Agreement (except for those provisions that provide for their survival, which provisions shall survive and remain in full force and effect for the benefit of the Non-Consenting Lenders).

SECTION 7.    Acknowledgement and Ratification.

The Borrower and each other Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the modifications effected pursuant to this

Amendment. The Borrower and each other Loan Party hereby confirms that each Loan Document, as amended hereby, to which it is a party or otherwise bound and all collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, as amended hereby, the payment and performance of all Obligations, and confirms its grants to the Collateral Agent of a continuing lien on and security interest in and to all collateral as collateral security for the prompt payment and performance in full when due of the Obligations. The Borrower and each other Loan Party hereby agrees and admits that as of the date hereof it has no defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under the Loan Documents. Each Loan Party other than the Borrower, in its capacity as a Guarantor, hereby ratifies and confirms its guarantees, pledges, grants and other undertakings under the Guarantee and Collateral Agreement (as defined in the Credit Agreement) and the other Loan Documents to which it is a party.

SECTION 8.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(a)    On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)    Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(d)    This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and shall be administered and construed pursuant to the terms of the Credit Agreement.

(e)    For the avoidance of doubt, the Term Loans of each Consenting Lender and Replacement Lender on and after the Amendment Effective Date shall not constitute a new tranche, but shall continue as the same tranche as in existence immediately prior to the Amendment Effective Date and all Eurodollar Term Loans and ABR Term Loans shall continue as the same Eurodollar Term Loans in respect of any then-outstanding Interest Period and ABR Term Loans, in each case, as in existence immediately prior to the Amendment Effective Date.

Section 9.    Miscellaneous.

9.01.    Instruction; Counterparts. Each Lender by its signature hereto instructs the Administrative Agent to execute this Amendment. Except as herein provided, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

9.02.     Expenses; Indemnity. Section 9.05 of the Credit Agreement is hereby incorporated, mutatis mutandis, by reference as if such section was set forth in full herein.

9.03.     Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.04.     WAIVERS OF JURY TRIAL. EACH OF THE LOAN PARTIES, THE ADMINISTRATIVE AGENT, THE REPLACEMENT LENDER AND EACH CONSENTING LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

9.05.     Jurisdiction; Consent to Service of Process. Section 9.15 of the Credit Agreement is hereby incorporated, mutatis mutandis, by reference as if such section was set forth in full herein.

9.06.     Term/Revolving Intercreditor Agreement. Each Replacement Lender and each Consenting Lender hereby authorize the Administrative Agent to enter into an amendment to the Term/Revolving Intercreditor Agreement, dated as of April 29, 2013 among the administrative agent under the Revolving Credit Agreement, as the ABL Agent (as defined therein), and Barclays Bank PLC as Collateral Agent under the Credit Agreement, to permit Foreign Subsidiaries of the Borrower to join the Revolving Credit Facility as obligors thereunder without joining the Term Loan Facility, guaranteeing the Obligations or granting a security interest to secure the Obligations, such amendment to be in form and substance reasonably acceptable to the Administrative Agent and the Borrower.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER

CDW LLC

By:	/s/ Robert J. Welyki
Name:	Robert J. Welyki
Title:	Vice President, Treasurer and
Assistant Secretary

Signature Page to First Amendment

GUARANTORS

Acknowledged and accepted:

CDW CORPORATION
CDW DIRECT, LLC
CDW GOVERNMENT LLC
CDW TECHNOLOGIES LLC
CDW LOGISTICS, LLC

By:	/s/ Robert J. Welyki
Name:	Robert J. Welyki
Title:	Vice President, Treasurer and
Assistant Secretary

Signature Page to First Amendment

ADMINISTRATIVE AGENT

BARCLAYS BANK PLC

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Director

Signature Page to First Amendment

LENDER SIGNATURE PAGES ON FILE WITH ADMINISTRATIVE AGENT

Signature Page to First Amendment